Offerings - Offering: 1	Jul. 30, 2024 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	Debt Securities
Amount Registered | shares	30,000
Proposed Maximum Offering Price per Unit	1,000.00
Maximum Aggregate Offering Price	$ 30,000,000.00
Fee Rate	0.01476%
Amount of Registration Fee	$ 4,428.00
Offering Note	Fee per Rule 457(r)